                           BRANDYWINE BLUE FUND, INC.

Managed by Friess Associates, Inc.       Annual Report       September 30, 1995

DEAR FELLOW SHAREHOLDERS:

         Congratulations on another successful year! Your 42.8 percent surge for your 12-month fiscal year ended September 30 handily outdistanced all the major indices.

         The S&P 500 rose 29.7 percent; Nasdaq Industrials 26.3 percent; S&P Midcap 23.4 percent; and the NYSE 22.6 percent. The Russell 2000 was up 21.2 percent, less than half your 42.8 percent gain.

                           MOST RECENT TWELVE MONTHS

                        PERCENT
RUSSELL 2000             21.2
NYSE                     22.6
S&P MIDCAP*              23.4
NASDAQ IND.              26.3
S&P 500*                 29.7
YOUR FUND*               42.8

* TOTAL RETURN

         These results include a portion of the long-awaited correction in technology stocks which began in the final weeks of the quarter and spilled over into October as we write this to you.

         The Hambrecht & Quist Technology Index dropped 3.4 percent from September 11 to quarter end negatively impacting your final September quarter which, nevertheless, rose 13.4 percent.

         Your results of 42.9 percent since December 31, 1994, the last nine months of Brandywine Blue's fiscal year, garnered strong rankings in Investor's Business Daily which on October 2 included your Fund among the top ten quality growth funds in the U.S. for its year to date performance. The S&P 500 rose
29.8 percent and the NYSE 24.8 percent in the same time frame.

         We're grateful for the efforts of your 20 researchers and support team that generate these results as well as the dedicated people at the companies in which you invest -- those on the assembly lines, shipping docks, and in secretarial pools and accounting departments. They are the ultimate generator of all of our successes.

         A new feature of your report highlights Larry Hornbeck, the Texas Instruments engineer who developed the digital mirror, as an example of these contributors.

         Mike Musson and Greg Friess came on board as research consultants in Palo Alto and Minneapolis.

         Mike was investor contact at billion-dollar software giant, Oracle Systems, and then at Applied Materials, the billion-dollar supplier of semiconductor equipment. Greg served as energy analyst for Northern States Power for four years. Both bring you insights into those particular industires.

         Kerry Polini, Renae Puckett and Diane McGonagle join the support team in Delaware and Cammy Cooper adds to your team's resources in Jackson.

         The volatility of the tech stocks in which you have a significant investment has always been and always will be a feature of this fast-moving, rapidly-changing sector of the U.S. economy.

         For your September quarter some of your more dynamic moves include an amazing 83 percent jump by Cirrus Logic, and gains by Cisco Systems, Dell Computer, Bay Networks, and Read-Rite, each moving up between 29 and 41 percent.

         Stronger gains came in LSI Logic and Diamond Multimedia which rose 48 and 57 percent during the recent three months.

         Although there has been much hand-wringing in the financial press heralding "the end to the upward spiral of technology stocks," our own detective work, talking not only to the companies' managements but to their customers and competitors, indicates that the fundamental outlook for sales and earnings still appears strong for the specific companies you own.

         The shift from Intel 486 to Pentium chips, difficulties in adjusting to the new Windows 95 world, component shortages, weakness in Europe, slippage of deliveries from the September quarter into the December quarter, and some technology transitions such as slower than expected CDMA (digital wireless communication technology) shipments are some key

"potholes in the technology road" we have isolated and attempted to avoid.

         Companies plagued with these problems dragged down almost all technology companies providing significant opportunities for those investors who can sort out the subtle distinctions. Networking, client-server software, and database software provide some of the stronger areas.

         All technology companies are not influenced by the same issues. "Never invest in technology, invest in individual technology COMPANIES."

         The demand/supply relationships in your key telecommunications, networking, semiconductor, wireless, and personal computer related holdings reveal an earnings momentum that the larger investment community does not yet believe will happen.

         Over the last three months, each time your core technology holdings experienced a downward correction, a seemingly large pool of new investor interest willingly jumped in and snapped up what were perceived to be solid bargains. We expect this pattern will continue during the current correction.

         Sailing on the economic front seems to be steady as well. August's recently announced 6.8 percent increase in orders for durable goods demonstrates the continuing strength in demand for capital goods that has been one of the shining lights of this long, steady economic recovery.

         We see little evidence of either recessionary worry or inflationary pressure as the economy moves forward and the dollar strengthens, possibly anticipating some dramatic action regarding the federal budget deficit reduction.

         The dollar's recent increase of 20 percent compared to the yen and 10 percent against the German mark causes us to focus closely on the impact of currency accounting on your portfolio holdings with significant international business.

         Despite this recent rise in the dollar, however, it is still 60 percent below its peak ten years ago providing excellent opportunities for your companies that export to foreign markets.

         Concerns over a possible unraveling of the Japanese financial structure adds to market worries. The $1.1 billion trading loss previously unrevealed at Daiwa Bank shakes confidence in other Japanese banks as well and unsettles other financial markets. We continue to focus on the earnings progress of your companies which on balance remain very positive.

We are particularly appreciative of those of you who have stuck with us in all the good and bad markets we have endured together over the years.

         That loyalty and patience on your part has been rewarded with a near triple (195 percent) increase since inception nearly five years ago, yielding a
25.7 percent average annual return.

         The Friess Associates strategy of "never invest in the stock market but invest in individual companies" has been a key in generating Brandywine Blue's results.

         According to Lipper Analytical, your Fund ranks in the top 2 percent (or among the top four) for all 323 U.S. growth funds for its three year performance of 116.6 percent.

                            MOST RECENT THREE YEARS

                        PERCENT
RUSSELL 2000              36.5
NYSE                      49.2
S&P MIDCAP*               51.9
NASDAQ IND.               28.1
S&P 500*                  60.9
YOUR FUND*               116.6

* TOTAL RETURN

         Many investors joined you in recognizing the efficacy of the Friess Associates strategy that drives your investment selections as more than $50 million in net purchases came during the quarter. Your Friess team, along with family and friends, has more than $10 million invested with you. I personally have no other equity investments outside those I have in Brandywine and Brandywine Blue Funds.

         Thanks for giving us the opportunity to build for you exceptional results in the months and years ahead.


God Bless!

[PHOTO OF FOSTER FRIESS]

/s/ Foster Friess
-----------------
Foster Friess
President                                        October 13, 1995





BRANDYWINE BLUE FUND, INC.              2

FUND SHAREHOLDER . . .

         "The Bob Hope and Toastmaster General of the Food Industry." That is quite a mouthful, but that is exactly how Joe Larson is often introduced at his many speaking engagements around the country.

         Joe, who recently retired as Chairman of the Board of the Sparta Brush Company in Sparta, Wisconsin, is a successful business executive, but he is also a highly skilled motivational speaker. He has excelled in both careers for 30 years.

         Joe's personal story of recognizing opportunities and then making them work for you is what gives his speeches credibility. He was a "high school drop-out" long before that phrase was coined, but he never quit learning.

         Starting in sales with Fuller Brush and Jewel Tea, Joe took over the slumbering Sparta Brush Company in 1949 and built it into a solid enterprise. Then disaster struck. Fire destroyed his plant and warehouse.

         Joe saw that catastrophe as "an opportunity to act," confirming his conviction that, "It's not important what happens to a fellow -- it's how he responds that really counts."

         Joe and his employees rolled up their sleeves and one week after the fire they were back in limited production. They went on to rebuild and expand the business making it a market leader. Today, Sparta brushes are used internationally in the dairy and food service industries.

         Sparta recently merged with Carlisle Companies allowing Joe more time to play golf with his wife Jan in Scottsdale, Arizona, but his can-do spirit is still on the job as he helps to build a new church in his desert community.

[PHOTO OF JOE LARSON]

         "We started in the clubhouse of a development with only a few members. Last year we built a beautiful new church and our congregation is over 200 and growing by leaps and bounds," Joe excitedly explains.

         A deeply religious man, Joe shows his love of his fellow man every day. Joe just smiles and says simply, "I've always been hooked on people."

                                                            - Margaret Barton

ALL IS NOT ROSES . . .

         Like last quarter, the good news outweighs the bad news in your portfolio's performance. But, amidst the big winners like Cirrus Logic, Cisco Systems, and Bay Networks, unfortunately, there were some losers, too.

         Your biggest retracement was in EMC Corp., followed by Philips Electronics, Browning Ferris, Integrated Process and Autodesk, backtracking more than $200,000 each. All but Philips and Autodesk were sold from your portfolio and replaced with other better-performing stocks.

         The gains from only your top two biggest performers -- Cirrus Logic and Cisco Systems -- compensated for what the four retreaters lost by more than $1 million!

         Led by Cirrus Logic's $1.7 million increase, 32 other companies gained more than $200,000 apiece. Cisco gained $1.1 million, Bay Networks $973,000; Dell Computer $920,000; Gateway 2000, Inc. $669,000; General Nutrition $612,000; Nokia and U.S. Robotics $595,000 each; and Altera $537,000. These companies on average grew 34 percent during the quarter.





                                        3           BRANDYWINE BLUE FUND, INC.

HIGHLIGHTS . . .

APPAREL & SHOES

The "swoosh" logo. "Air Jordan." "Just do it." To nearly everyone in the U.S., whether they are physically active or not, these phrases mean one thing -- NIKE, INC.

In a generally sluggish retail environment, Nike, the largest athletic footwear company in the world, makes products that are selling well in all athletic and outdoor footwear categories.

According to Chief Financial Officer Bob Falcone, the high performance shoes and apparel in the women's sports and fitness division are gaining market share with orders increasing 80 percent in the August quarter.

Revenues jumped 38 percent in the August quarter from $1.2 billion last year to $1.6 billion which catapulted earnings up 58 percent to $2.26 from $1.43. In the November quarter we expect an earnings increase of 34 percent.

Nike's increased international opportunities in France, Germany, Japan, and South America propel your company to be a dominant world-wide brand.

Fueling that world-wide recognition is the recent endorsement contract Nike signed with Hideo Nomo, the "Michael Jordan" of Japan. Hideo recently moved to the U.S. to play for the Los Angeles Dodgers and quickly has become an All-Star pitcher.

Selling now at $111, your shares have jumped 18 percent since purchase in August at $94.



GROWING YOUR FUND . . .

         Bright, dedicated employees at the companies in which you invest your money are really the people who generate your earnings and grow your assets. For that reason,we want to highlight some of these creative and motivated hard workers who increase the value of your investment.

         With semiconductor stocks rocketing, a natural place to begin is introducing you to Larry Hornbeck, a Ph.D. physicist who works for Texas Instruments at their Central Research Laboratories in Dallas, Texas.

[PHOTO OF LARRY HORNBECK]

         Larry is the inventor of the Digital Micromirror Device (DMD). You may never have heard of the digital mirror semiconductor, but it will literally change the way you look at things.

         The DMD is a silicon chip measuring 5/8" across, but unlike the chips already in your computer or television, the DMD contains more than 442,000 tiny, movable aluminum mirrors.

         The digital mirror is currently used in high resolution projection systems but ultimately it will produce bigger, brighter, film-quality images on your TV, computer screen, and printed faxes at a lower price and with greater reliability than older technologies.

         This device is the latest in a succession of ingenious ideas Larry has developed for Texas Instruments. Holder of 24 patents, Larry is a man of contrasts. At Texas Instruments, he invents new technologies which can potentially add billions of dollars to the company's bottom line.

         Away from the job, he is equally comfortable tinkering with his 50-year-old tractor on his small farm.

         While pictured here in a coat and tie, Larry favors cowboy boots and western attire over business suits at both Texas Instruments and on the farm.

         Soon, Larry will travel to Munich to accept the prestigious Rhein Foundation Award for outstanding achievement in the area of radio, television, and information technology. We extend our congratulations and appreciation for the great contributions he and his associates make to Brandywine Blue Fund.

                                                            - Margaret Barton





BRANDYWINE BLUE FUND, INC.              4

FUND BROKER . . .

         "Kenny Epstein is a hard worker whose keen sense of timing really helps our research effort," remarks senior researcher David Harrington. "He's not afraid to put himself on the line and voice his opinion when he thinks we should be buying or selling a stock."

         A broker at Needham & Company for five years, Kenny says, "Our strength is our focus. We follow only 150 companies in three sectors: technology, healthcare and retailing, and so I have met the senior management at almost every company in our research universe."

[PHOTO OF KENNY EPSTEIN]

         His personal interaction with the people running a company is exactly the research style your Fund's team practices.

         "The folks at Friess are competitive, intense, and on top of their investments," reports Kenny. "When I bring them an idea, I know they will seriously consider it. Intel is a good case in point.

         "The work of our semiconductor analyst, Raj Rajaratnam, on Intel helped Bill D'Alonzo decide to sell the stock in January 1994. Raj believed that product transitions would depress profits. The stock proceeded to perform below other semiconductor stocks for nearly 12 months.

         "In January 1995, we encouraged David Harrington to consider the stock. David shared Raj's opinion that the new Pentium chips would propel earnings, so he bought back Intel. The stock has since doubled."

         Other gainers Kenny has suggested to your research team for Brandywine Blue Fund include Applied Materials, KLA Instruments, Tencor Instruments, and Altera. Together they contributed more than $2 million to the value of your Fund.

         After receiving an economics degree from Colby and an MBA from Columbia Business School, Kenny married his college sweetheart Wendy. They have two kids, Lila 4 and Jacob 1, and, having recently moved from Manhattan to Westport, Connecticut, they are still adjusting to waking up to birds chirping.

         Kenny spends nearly all of his free time with his family but does find a little time for skiing, golfing, and playing tennis.

                                                            - Margaret Barton

HIGHLIGHTS . . . (CONTINUED)

FINANCIAL/BUSINESS SERVICES

In today's real estate market, more than one out of five homes purchased is a manufactured home. GREEN TREE FINANCIAL CORP. is the largest new and used manufactured home lender with an estimated 30 percent of total market share.

Ninety percent of manufactured home buyers require a loan, and the majority obtain one through a manufactured housing dealer. Green Tree services these dealers while successfully diversifying into other areas, including financing loans for in-site home improvement, consumer products (motorcycles, boats, aircraft), and equipment (trucks), thus providing a broad range of financial services.

According to Green Tree's Chief Financial Officer John Brink, loans to people purchasing manufactured homes increased 27 percent in the June quarter, but the newer business your company recently expanded into grew at a higher rate.

Loans for home improvement increased 46 percent, consumer finance leapt 340 percent, and equipment finance tripled from $9 million to $27 million.

In the June quarter, revenues rose 37 percent from $112 million to $153 million which drove earnings

                                                             Continued on Page 6





                                        5           BRANDYWINE BLUE FUND, INC.

up 38 percent to $.88 from $.64. We anticipate earnings to increase 35 percent in the September quarter and to finish 1995 at $3.50, up 34 percent from last year.

Valued now at $61, your shares have soared 72 percent since purchase in February.


FOOD/RESTAURANTS

Dave Thomas, Senior Chairman of the Board and Founder of WENDY'S INTERNATIONAL, INC., is a well recognized personality in America. Because of clever television commercials featuring Dave, most Americans know whatever Wendy's newest sandwich is, and where Dave may have traveled to get the recipe.

A fast food chain offering more than just a typical hamburger, your company gives the customer more healthy choices for the person on the go. The Super Bar has a full salad bar along with various pasta, sauces, and Mexican foods.

This variety stimulates sales, which averaged more than $1 million per restaurant last year, according to Treasurer John Brownley.

Wendy's will open 1200 new restaurants within the next two years, which will help your company continue growing earnings at the 20 percent rate they grew in 1994 and 1995.

In addition to this base growth, Wendy's plans to acquire Tim Horton's, a chain of 1,000 restaurants in Canada specializing in breakfast and coffee-break foods. If the acquisition is completed by the end of this year, 1996 earnings should increase by more than 30 percent.


BLAIR . . .

         While serving as an equity analyst for Rauscher, Pierce, Refsnes, Inc., Blair Baker had the opportunity to work with Friess researchers Carl Gates, Andy Graves, Mark Lapolla and Conrad Doenges. He comments, "Of the many firms I came in contact with, I noticed that one company in particular always asked the right questions at the right time: Friess Associates.

         "I was impressed with each Friess team member I met while at Rauscher, and was quite excited about the chance to begin a consulting relationship with this dedicated group," Blair explains, who began consulting to Friess in September 1994.

         Senior researcher Bill D'Alonzo remarks, "We always valued Blair as an analyst at Rauscher, but his direct contribution to our clients and shareholders now is even more valuable. We're fortunate to have his stock-picking abilities on our team to help grow the assets entrusted to us."

         Such winners as CompUSA, Dell Computer, Tellabs, and Nokia Corp., all recommended by Blair, combined create more than $2 million in profits for your portfolio.

         Before working at Rauscher Pierce, Blair was a product manager at Convex Computer Corp. for six years. He earned a BS in Computer Science from the University of Texas at Austin and an MBA from Southern Methodist University.

         After completing his graduate studies, Blair became Adjunct Professor of Finance for Dallas Baptist University. In 1986, Blair served on the advance staff of George Bush while he served as Vice President to Ronald Reagan.

[PHOTO OF BLAIR BAKER]

         Together with his wife Stephanie, Blair lives in Dallas. He enjoys playing golf, bicycling, snow skiing, and spending time outdoors with Stephanie.

                                                            - Rebecca Buswell





BRANDYWINE BLUE FUND, INC.              6

FRAN . . .

         "Before I can do any research, I need the information Fran Okoniewski provides to me," comments senior researcher, John Ragard.

         "Without Fran's ability to recognize those companies which fit our investment criteria, I would have brokers and analysts calling me twenty times or more each day telling me about a stock. Fran screens the information and passes along only those companies which he knows I want to look at.

         "His contribution is vital to our research effort, allowing us to concentrate on our number one objective -- growing the assets of our shareholders and clients."

         Fran also monitors our many in-house, research-based information programs. One program in particular, the "Helmsman" report, is run every week. This ranks all companies in every portfolio according to earnings progression and helps senior researchers make any necessary adjustments to your current holdings.

         "What inspires me most about working at Friess is the people. I feel privileged to be part of this smart and talented group who constantly encourage others to perform to the best of their God-given potential," Fran remarks. "It is this culture and attitude that makes each day rewarding."

         Fran earned a BA in Political Science from Widener University, and prior to joining Friess in 1992, he worked as a bankruptcy paralegal for a local law firm.

         He and wife Christine have been married for nearly five years, and away from work, Fran enjoys spending most of his free time with her. He also relishes being outdoors mountain biking, hiking, and running. Next year he may be spending more workdays in our Wyoming office as he hopes to tackle the Tetons!

                                                            - Rebecca Buswell

[PHOTO OF FRAN OKONIEWSKI]


HIGHLIGHTS . . . (CONTINUED)


LEISURE & ENTERTAINMENT

Since 1992, HARMAN INTERNATIONAL INDUSTRIES, INC., producer of high fidelity sound systems, has consolidated 23 different enterprises into three operational groups -- consumer, professional, and automotive.

As a result of this streamlining and internal sales growth of 94 percent, 1995 fiscal year earnings are $2.70, nearly seven times the $.39 they were three years ago.

Through its Consumer Group, home sound systems carrying the names JBL, Harman Kardon, and Infinity enjoy strong sales. A recent acquisition now adds the legendary Mark Levinson and Proceed brands to the growing list of U.S.-manufactured electronic products.

The Automotive Group supplies sound systems to auto manufacturers such as Toyota, Jaguar, Saab, Mercedes Benz, Chrysler, Ford, and BMW.

In a recent conversation with Chief Executive Officer Sidney Harman, we learned that over the next three to five years, the Automotive Group will expand its music systems to incorporate navigation, security, communications, and active cabin quieting.

We estimate fiscal 1996 earnings will be above the analyst consensus of $3.23, and still Harman sells at a modest price earnings ratio of 15.

                                                             Continued on Page 8





                                        7           BRANDYWINE BLUE FUND, INC.

Purchased in April and June of this year at an average cost of $35, your shares, now at $49, carry a healthy 41 percent appreciation.

RETAILING

GENERAL NUTRITION, INC. stands apart in the retailing business by franchising their stores only to owner-operators, not to corporations or "ghost" owners who don't have hands-on experience in the business.

Your company specializes in the retail sales of vitamins, sports nutrition formulas, and herbs, and health food products, with many of these products bearing the General Nutrition brand name. Your company also markets fitness and other health-related services.

On a recent visit consultant Greg Friess made to a General Nutrition store in downtown Minneapolis, he learned that the "hot" seller is Melatonin, which aids sleeping and reputedly slows the aging process.

When the FDA allowed it back on the shelves two months ago, it sold for $7.99. Now it retails for $9.99, and the product sells out so quickly the company has trouble keeping the stores in stock.


PAT . . .

         Just as a Mom keeps a family in sync and sees that everyone's needs are met, from the simplest to the most complicated, Friess Associates has someone who keeps us on track -- Pat Bankert.

         Anything that must be done, whether it be organizing a company luncheon, arranging cellular service, negotiating large purchases, or locating a hard-to-find item, you can call on Pat.

         When Pat launched her business, Go-For Professionals, she had no idea that her flyer which someone passed along to Foster Friess would lead to a long-standing business relationship and friendship spanning more than 12 years. In fact, Friess Associates was one of Pat's first business clients.

         Pat explains, "My mission is to take all the hassles out of people's lives so they can give to their jobs more effectively, efficiently, and, most importantly, with a smile on their face."

         The genuine care and concern Pat feels for all the folks at Friess is reflected in her willingness to do whatever it takes to help everyone here focus on our important obligation to our clients and shareholders.

         In addition to her serving attitude, Pat is most appreciated for her innate ability to light up a room with her infectious laugh, joyous spirit, and terrific sense of humor.

         Always caring for others, when she's not catering a luncheon, or running errands for her clients, Pat voluntarily assists senior citizens with their weekly grocery shopping.

         When Pat does have a free moment, she and her husband of 34 years, Dick, love to travel and especially enjoy being by the sea. Their five grown children and five young grandchildren all live in the area so Pat and Dick often play the roles of Grammy and Pop-Pop -- much to their delight!

         Brandywine Fund Secretary, Lynda Campbell, praises, "Pat helps eliminate the stress that is often found in this business. She seems to sense what is needed and takes care of it before you even have to ask. She's invaluable to all of us."

                                                            - Rebecca Buswell

[PHOTO OF PAT BANKERT]





BRANDYWINE BLUE FUND, INC.              8

The quarter ending July saw earnings rise 52 percent to $.35 from $.23 with estimated earnings next quarter of 38 percent. For the fiscal year, we anticipate earnings growth of 44 percent.

Up 44 percent from its purchase price of $32, your shares now sell at $46.


SOFTWARE

With the healthcare marketplace in the U.S. evolving towards a managed-care environment, HBO & COMPANY provides hospitals with the latest software for management solutions, thus enabling hospitals to function competitively.

Your debt-free company's computer systems maintain patients' records, both on a financial and clinical outcome basis, through whatever path a treatment, however complex or simple, may take.

President and Chief Executive Officer Charlie McCall explained how the recent Pegasus Medical Ltd. acquisition afforded HBO the opportunity to integrate patient records at the physicians' offices with the information networks at hospitals, HMOs, and insurance companies.

Revenues for the June quarter rose 31 percent, shooting earnings up 79 percent to $.34 from $.19. The forecast for the September quarter shows earnings increasing 57 percent with the year 1995 showing a 59 percent increase over 1994.



                    YOUR CUSTODIAN AND TRANSFER AGENT . . .

         Firstar Bank, is the 45th largest bank in the United States with 210 locations employing 10,000 people, offering a full line of financial services from mortgage banking, to insurance products, to the mutual fund services it provides for your Fund.

         These mutual fund services are provided by Firstar Trust Company ("Firstar"), one of the thirty subsidiaries of Firstar Corporation.

         Firstar was founded in 1894 and is the largest trust organization in Wisconsin. Firstar provides an array of trust services including personal trust, stock transfer, bond trustee, employee benefit and of course mutual fund services.

         In addition to Brandywine Blue Fund, Firstar handles more than 200 other mutual funds totalling $37 billion in mutual fund assets.

         Firstar services shareholders' accounts and its function is unrelated to the research, selection, and trading of stocks in the portfolio which is provided by your team at Friess Associates. We selected their services in order to concentrate solely on growing your investment in the Fund.

     Among the services Firstar provides for you are:

-    Executing all purchases and redemption of Fund shares

-    Providing statements of Fund share holdings and changes

- Providing the 800-number automatic voice response unit for checking your account

-    Responding to inquiries about Brandywine Blue Fund

-    Taking requests for all application forms for investment in the Fund

- Serving as custodian for IRA accounts and for the stocks held by the Fund

-    Handling direct rollover and transfer funds for IRA accounts

         We'd like your insights on how Firstar fulfills its mission to you. On the enclosed comment sheet, please also feel free to offer any suggestions and comments on how we can better serve you in any other areas as well.





                                        9           BRANDYWINE BLUE FUND, INC.

TOP TEN . . .

         Two new categories joined your Top Ten Industry Groups during the quarter -- Apparel & Shoes and Leisure & Entertainment.

         Apparel & Shoes is an entirely new group at 5.7 percent of your portfolio with purchases of Nike, Nine West, Liz Claiborne, Warnaco Group, Tommy Hilfinger Corp., and Fila Holding, which together have already gained more than $1.2 million since your purchase during the quarter.

         The $1.8 million addition of Mattel and Harman International's near $500,000 gain moved the Leisure & Entertainment category from 1.8 percent to
5.7 percent of your portfolio.

         Dropping from the Top Ten, Financial/Business Services went from 8.1 percent to only 4.6 percent of your holdings. Advanta Corp., Bank of New York, and Solectron Group were all sold, cutting back this group, but realizing net gains in excess of $300,000.

         The Electronics category, making up 7.0 percent of your assets in June, also fell from the Top Ten during the quarter as Park Electrochemical Corp., Millipore Corp., Varian Associates, and Amphenol, were eliminated from your portfolio as more than $700,000 in profits were captured.

                            TOP TEN INDUSTRY GROUPS

[PIE CHART]

Networking                               (6.5%)
Software                                 (6.3%)
Communications                           (5.9%)
Leisure & Entertainment                  (5.7%)
Apparel & Shoes                          (5.7%)
Computer Systems                         (5.0%)
Semiconductor/Equipment & Suppliers      (4.6%)
Semiconductors & Related                (13.1%)
Retailing                                (8.1%)
Computers & Related                      (7.9%)
Cash                                     (0.9%)
All Others                              (30.3%)


PRICE WATERHOUSE LLP                                [LOGO]
                                                    100 EAST WISCONSIN AVENUE
                                                    SUITE 1500
                                                    MILWAUKEE, WI 53202

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
  OF BRANDYWINE BLUE FUND, INC.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandywine Blue Fund, Inc. (the "Fund") at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period from January 10, 1991 (commencement of operations) to September 30, 1991, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PRICE WATERHOUSE LLP
------------------------

October 13, 1995





BRANDYWINE BLUE FUND, INC.              10

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                               SEPTEMBER 30, 1995

                                                                                       Quoted
                                                                                       Market
  Shares                                                                  Cost          Value
----------                                                            ----------     -----------
Common Stocks - 99.1% (a)
              APPAREL & SHOES - 5.7%
    20,000    Fila Holding S. p. A.   . . . . . . . . . . . . .      $   547,404     $   707,500
    47,200    Liz Claiborne, Inc.   . . . . . . . . . . . . . .        1,203,506       1,191,800
    29,400    NIKE, Inc. Cl B   . . . . . . . . . . . . . . . .        2,739,134       3,267,075
    35,000    Nine West Group Inc.*   . . . . . . . . . . . . .        1,390,161       1,592,500
    39,100    Tommy Hilfiger Corp.*   . . . . . . . . . . . . .        1,092,259       1,270,750
    56,000    The Warnaco Group, Inc.   . . . . . . . . . . . .        1,151,046       1,344,000
                                                                     -----------     -----------
                                                                       8,123,510       9,373,625

                    THIS SECTOR IS 15.4% ABOVE YOUR COST.

              AUTOMOTIVE & RELATED - 1.6%
    50,000    Lear Seating Corp.*   . . . . . . . . . . . . . .        1,471,750       1,468,750
    27,400    Varity Corp.*   . . . . . . . . . . . . . . . . .        1,229,527       1,219,300
                                                                     -----------     -----------
                                                                       2,701,277       2,688,050

                     THIS SECTOR IS 0.5% BELOW YOUR COST.

              COMMUNICATIONS - 5.9%
    40,000    DSC Communications Corp.*   . . . . . . . . . . .        2,441,415       2,370,000
    50,000    L.M. Ericsson Telephone
                Co. ADR   . . . . . . . . . . . . . . . . . . .        1,156,875       1,225,000
    74,700    Frontier Corp.  . . . . . . . . . . . . . . . . .        1,977,587       1,988,887
    60,300    Nokia Corp. "A" ADR   . . . . . . . . . . . . . .        3,090,374       4,205,925
                                                                     -----------     -----------
                                                                       8,666,251       9,789,812

                    THIS SECTOR IS 13.0% ABOVE YOUR COST.

              COMPUTERS & RELATED - 7.9%
    45,000    Adaptec, Inc.*  . . . . . . . . . . . . . . . . .        1,805,512       1,856,250
    52,900    Compaq Computer Corp.*  . . . . . . . . . . . . .        2,632,861       2,559,037
    25,000    Diamond Multimedia
                Systems, Inc.*  . . . . . . . . . . . . . . . .          506,250         806,250
    85,000    Gateway 2000, Inc.*   . . . . . . . . . . . . . .        2,039,358       2,603,125
    39,600    Read-Rite Corp.*  . . . . . . . . . . . . . . . .          661,375       1,445,400
    88,900    Seagate Technology, Inc.*   . . . . . . . . . . .        3,825,323       3,744,913
                                                                     -----------     -----------
                                                                      11,470,679      13,014,975

                    THIS SECTOR IS 13.5% ABOVE YOUR COST.

              COMPUTER SYSTEMS - 5.0%
    58,900    Dell Computer Corp.*  . . . . . . . . . . . . . .        4,018,067       5,006,500
    35,200    Hewlett-Packard Co.   . . . . . . . . . . . . . .        2,026,736       2,934,800
    16,100    Sequent Computer Systems, Inc.*   . . . . . . . .          334,656         319,987
                                                                     -----------     -----------
                                                                       6,379,459       8,261,287

                    THIS SECTOR IS 29.5% ABOVE YOUR COST.

              ELECTRONICS - 4.2%
    59,000    AVX Corporation*  . . . . . . . . . . . . . . . .        1,788,290       1,976,500
    58,800    KEMET Corp.*  . . . . . . . . . . . . . . . . . .        1,337,525       2,013,900
    45,000    SCI Systems, Inc.*  . . . . . . . . . . . . . . .        1,455,750       1,552,500
    34,650    Vishay Intertechnology, Inc.*   . . . . . . . . .        1,068,151       1,455,300
                                                                     -----------     -----------
                                                                       5,649,716       6,998,200

                    THIS SECTOR IS 23.9% ABOVE YOUR COST.

              FINANCIAL/BUSINESS SERVICES - 4.6%
    48,800    Equifax Inc.  . . . . . . . . . . . . . . . . . .        1,786,827       2,043,500
    15,700    Green Tree Financial Corp.  . . . . . . . . . . .          555,932         957,700
    35,500    Household International, Inc.   . . . . . . . . .        1,767,613       2,201,000
    31,900    MGIC Investment Corp.   . . . . . . . . . . . . .        1,459,645       1,826,275
    10,000    The PMI Group, Inc.   . . . . . . . . . . . . . .          340,000         473,750
                                                                     -----------     -----------
                                                                       5,910,017       7,502,225

                    THIS SECTOR IS 26.9% ABOVE YOUR COST.

                                                                                       Quoted
                                                                                       Market
  Shares                                                                  Cost          Value
----------                                                            ----------     -----------
              FOOD/RESTAURANTS - 2.1%
    55,000    Applebee's International Inc.   . . . . . . . . .      $ 1,516,432     $ 1,498,750
    92,100    Wendy's International, Inc.   . . . . . . . . . .        1,727,741       1,945,613
                                                                     -----------     -----------
                                                                       3,244,173       3,444,363

                     THIS SECTOR IS 6.2% ABOVE YOUR COST.

              HEALTHCARE - 2.5%
    59,000    Apria Healthcare Group Inc.*  . . . . . . . . . .        1,659,375       1,460,250
    25,000    HBO & Co.   . . . . . . . . . . . . . . . . . . .        1,583,464       1,562,500
    46,100    Surgical Care Affiliates, Inc.  . . . . . . . . .        1,069,230       1,071,825
                                                                     -----------     -----------
                                                                       4,312,069       4,094,575

                     THIS SECTOR IS 5.0% BELOW YOUR COST.

              LEISURE & ENTERTAINMENT - 5.7%
    44,100    Harman International Industries   . . . . . . . .        1,530,335       2,160,900
    60,000    Mattel, Inc.  . . . . . . . . . . . . . . . . . .        1,790,620       1,762,500
    85,000    Philips Electronics N.V. ADR  . . . . . . . . . .        4,430,803       4,143,750
    57,700    Toy Biz, Inc.*  . . . . . . . . . . . . . . . . .        1,440,279       1,384,800
                                                                     -----------     -----------
                                                                       9,192,037       9,451,950

                     THIS SECTOR IS 2.8% ABOVE YOUR COST.

              MACHINERY/CONSTRUCTION & MISC. MANUFACTURING - 1.3%
    40,000    Albany International Corp.  . . . . . . . . . . .          872,856         935,000
    20,400    Case Corp.  . . . . . . . . . . . . . . . . . . .          460,224         749,700
    13,800    Parker-Hannifin Corp.   . . . . . . . . . . . . .          370,458         524,400
                                                                     -----------     -----------
                                                                       1,703,538       2,209,100

                    THIS SECTOR IS 29.7% ABOVE YOUR COST.

              MEDICAL PRODUCTS & SUPPLIES - 2.8%
   120,000    Biomet, Inc.*   . . . . . . . . . . . . . . . . .        1,768,826       2,070,000
    24,100    Nellcor Puritan Bennett Inc.*   . . . . . . . . .          966,453       1,198,975
    50,000    Sofamor/Danek Group, Inc.*  . . . . . . . . . . .        1,288,070       1,387,500
                                                                     -----------     -----------
                                                                       4,023,349       4,656,475

                    THIS SECTOR IS 15.7% ABOVE YOUR COST.

              NETWORKING - 6.5%
    95,000    Bay Networks, Inc.*   . . . . . . . . . . . . . .        3,778,977       5,070,625
    20,000    Cabletron Systems, Inc.*  . . . . . . . . . . . .        1,328,332       1,317,500
    63,000    Cisco Systems Inc.*   . . . . . . . . . . . . . .        2,413,908       4,347,000
                                                                     -----------     -----------
                                                                       7,521,217      10,735,125

                    THIS SECTOR IS 42.7% ABOVE YOUR COST.

              OIL/GAS FIELD SERVICES - 4.5%
   149,400    Halliburton Co.   . . . . . . . . . . . . . . . .        6,098,849       6,237,450
    40,000    Tidewater Inc.  . . . . . . . . . . . . . . . . .        1,084,308       1,125,000
                                                                     -----------     -----------
                                                                       7,183,157       7,362,450

                     THIS SECTOR IS 2.5% ABOVE YOUR COST.

              PHARMACEUTICALS - 2.3%
    33,300    Genzyme Corp.   . . . . . . . . . . . . . . . . .        1,799,776       1,931,400
    34,600    Pfizer Inc.   . . . . . . . . . . . . . . . . . .        1,711,420       1,846,775
                                                                     -----------     -----------
                                                                       3,511,196       3,778,175

                     THIS SECTOR IS 7.6% ABOVE YOUR COST.


                                        11           BRANDYWINE BLUE FUND, INC.

                          BRANDYWINE BLUE FUND, INC.
                     STATEMENT OF NET ASSETS (CONTINUED)
                              SEPTEMBER 30, 1995

                                                                                       Quoted
                                                                                       Market
  Shares                                                                  Cost          Value
----------                                                            ----------     -----------
Common Stocks - 99.1% (a) (continued)
              RETAILING - 8.1%
    24,700    Circuit City Stores, Inc.   . . . . . . . . . . .      $   859,807     $   781,137
    18,000    CompUSA Inc.*   . . . . . . . . . . . . . . . . .          738,980         774,000
    75,000    Consolidated Stores Corp.*  . . . . . . . . . . .        1,440,772       1,734,375
    68,100    Dollar General Corp.  . . . . . . . . . . . . . .        1,764,594       2,000,438
    59,000    General Nutrition Companies*  . . . . . . . . . .        1,861,500       2,684,500
    58,800    OfficeMax, Inc.*  . . . . . . . . . . . . . . . .          960,071       1,425,900
   112,400    Price/Costco, Inc.*   . . . . . . . . . . . . . .        2,006,649       1,924,850
    32,800    Tandy Corp.   . . . . . . . . . . . . . . . . . .        1,972,578       1,992,600
                                                                     -----------     -----------
                                                                      11,604,951      13,317,800

                    THIS SECTOR IS 14.8% ABOVE YOUR COST.

              SEMICONDUCTOR EQUIPMENT & SUPPLIES - 4.6%
    15,000    Applied Materials, Inc.*  . . . . . . . . . . . .          938,336       1,533,750
    35,000    ASM Lithography Holding N.V.*   . . . . . . . . .        1,695,551       1,535,625
    39,300    Tencor Instruments*   . . . . . . . . . . . . . .        1,769,915       1,739,025
    77,800    Teradyne, Inc.*   . . . . . . . . . . . . . . . .        1,597,863       2,800,800
                                                                     -----------     -----------
                                                                       6,001,665       7,609,200

                    THIS SECTOR IS 26.8% ABOVE YOUR COST.

              SEMICONDUCTORS & RELATED - 13.1%
    44,300    Alliance Semiconductor Corp.*   . . . . . . . . .        1,751,418       1,760,925
    77,600    Cirrus Logic, Inc.*   . . . . . . . . . . . . . .        2,815,691       4,442,600
    12,000    Cypress Semiconductor Corp.*  . . . . . . . . . .          469,271         463,500
    71,000    Integrated Device
                Technology, Inc.*   . . . . . . . . . . . . . .        1,827,537       1,775,000
    22,700    Intel Corp.   . . . . . . . . . . . . . . . . . .        1,051,572       1,364,837
    25,000    LSI Logic Corp.*  . . . . . . . . . . . . . . . .          538,579       1,443,750
     5,000    MEMC Electronic Materials, Inc.*  . . . . . . . .          120,000         135,625
    20,300    Micron Technology, Inc.   . . . . . . . . . . . .        1,388,330       1,613,850
    61,500    National Semiconductor Corp.*   . . . . . . . . .        1,874,288       1,698,938
    39,000    SGS-THOMSON
                Microelectronics N.V.*  . . . . . . . . . . . .        2,023,929       1,896,375
    20,000    Texas Instruments Inc.  . . . . . . . . . . . . .          938,957       1,597,500
    50,700    VLSI Technology, Inc.*  . . . . . . . . . . . . .        1,601,692       1,736,475
    33,900    Xilinx, Inc.*   . . . . . . . . . . . . . . . . .        1,191,161       1,631,438
                                                                     -----------     -----------
                                                                      17,592,425      21,560,813

                    THIS SECTOR IS 22.6% ABOVE YOUR COST.

              SOFTWARE - 6.3%
    36,000    Autodesk, Inc.  . . . . . . . . . . . . . . . . .        1,805,349       1,575,000
    69,000    BMC Software, Inc.*   . . . . . . . . . . . . . .        2,656,736       3,174,000
    28,800    Cadence Design Systems, Inc.*   . . . . . . . . .          892,256       1,130,400
    84,500    Mentor Graphics Corp.*  . . . . . . . . . . . . .        1,349,597       1,763,938
    38,500    Softkey International Inc.*   . . . . . . . . . .        1,726,244       1,703,625
    23,700    Sterling Software, Inc.*  . . . . . . . . . . . .        1,102,334       1,078,350
                                                                     -----------     -----------
                                                                       9,532,516      10,425,313

                     THIS SECTOR IS 9.4% ABOVE YOUR COST.

 Shares or                                                                             Quoted
 Principal                                                                             Market
  Amount                                                                  Cost          Value
----------                                                            ----------     -----------
              TRANSPORTATION - 1.7%
    96,400    America West Airlines, Inc. Cl B*   . . . . . . .     $  1,536,134    $  1,494,200
    50,000    Pittston Services Group   . . . . . . . . . . . .        1,330,773       1,356,250
                                                                    ------------    ------------
                                                                       2,866,907       2,850,450

                     THIS SECTOR IS 0.6% BELOW YOUR COST.

              MISCELLANEOUS - 2.7%
     7,700    Alco Standard Corp.   . . . . . . . . . . . . . .          467,274         652,575
    51,400    Carpenter Technology Corp.  . . . . . . . . . . .        1,856,868       2,011,025
    20,900    R.R. Donnelley & Sons Co.   . . . . . . . . . . .          728,528         815,100
    16,400    Harsco Corp.  . . . . . . . . . . . . . . . . . .          844,569         912,250
                                                                    ------------    ------------
                                                                       3,897,239       4,390,950

                    THIS SECTOR IS 12.7% ABOVE YOUR COST.

              RIGHTS - 0.0%
    50,000    L.M. Ericsson Telephone
                Co. Rights, 10/26/95*   . . . . . . . . . . . .                0               5
                                                                    ------------    ------------
              Total common stocks   . . . . . . . . . . . . . .      141,087,348     163,514,918

SHORT-TERM INVESTMENTS - 1.9% (a)
              VARIABLE-RATE DEMAND NOTES
   $50,000    General Mills, Inc.   . . . . . . . . . . . . . .           50,000          50,000
    75,000    Pitney Bowes Credit Corp.   . . . . . . . . . . .           75,000          75,000
 1,000,000    Sara Lee Corp.  . . . . . . . . . . . . . . . . .        1,000,000       1,000,000
 1,390,323    Southwestern Bell Telephone Co  . . . . . . . . .        1,390,323       1,390,323
   600,000    Wisconsin Electric Power Co.  . . . . . . . . . .          600,000         600,000
                                                                    ------------    ------------
              Total short-term investments  . . . . . . . . . .        3,115,323       3,115,323
                                                                    ------------    ------------
              Total investments   . . . . . . . . . . . . . . .     $144,202,671     166,630,241
                                                                    ============

              LIABILITIES, LESS CASH AND
              RECEIVABLES (1.0%) (a)  . . . . . . . . . . . . .                       (1,687,664)
                                                                                    ------------
                NET ASSETS  . . . . . . . . . . . . . . . . . .                     $164,942,577
                                                                                    ============

              Net Asset Value Per Share
              ($0.01 par value 20,000,000
              shares authorized), offering
              and redemption price
              ($164,942,577 / 6,769,509
              shares outstanding)   . . . . . . . . . . . . . .                           $24.37
                                                                                          ======

 *  Non-income producing security.

 (a) Percentages of various classifications relate to net assets.



 The accompanying notes to financial statements are an integral part of this statement.





BRANDYWINE BLUE FUND, INC.              12

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995


INCOME:
   Dividends  . . . . . . . . . . . . . . . . . . . . . . . . .      $   371,803
   Interest   . . . . . . . . . . . . . . . . . . . . . . . . .          218,150
                                                                     -----------
      Total income  . . . . . . . . . . . . . . . . . . . . . .          589,953
                                                                     -----------

EXPENSES:
   Management fees  . . . . . . . . . . . . . . . . . . . . . .          678,052
   Registration fees  . . . . . . . . . . . . . . . . . . . . .           69,444
   Administrative services  . . . . . . . . . . . . . . . . . .           46,371
   Professional fees  . . . . . . . . . . . . . . . . . . . . .           33,787
   Custodian fees   . . . . . . . . . . . . . . . . . . . . . .           21,918
   Printing and postage expense   . . . . . . . . . . . . . . .           12,166
   Transfer agent fees  . . . . . . . . . . . . . . . . . . . .           12,002
   Amortization of organizational expenses  . . . . . . . . . .            6,200
   Other expenses   . . . . . . . . . . . . . . . . . . . . . .            5,458
                                                                     -----------
      Total expenses  . . . . . . . . . . . . . . . . . . . . .          885,398
                                                                     -----------
NET INVESTMENT LOSS   . . . . . . . . . . . . . . . . . . . . .         (295,445)
                                                                     -----------
NET REALIZED GAIN ON INVESTMENTS    . . . . . . . . . . . . . .        8,175,056
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS    . . .       20,117,144
                                                                     -----------
NET GAIN ON INVESTMENTS   . . . . . . . . . . . . . . . . . . .       28,292,200
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    . . . .      $27,996,755
                                                                     ===========


                      STATEMENTS OF CHANGES IN NET ASSETS
                FOR THE YEARS ENDED SEPTEMBER 30, 1995 AND 1994

                                                                                                       1995           1994
                                                                                                       ----           ----
OPERATIONS:
   Net investment loss  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   (295,445)   $   (69,105)
   Net realized gain on investments   . . . . . . . . . . . . . . . . . . . . . . . . . . . .         8,175,056        220,594
   Net increase in unrealized appreciation on investments . . . . . . . . . . . . . . . . . .        20,117,144        546,657
                                                                                                   ------------    -----------
      Net increase in net assets resulting from operations  . . . . . . . . . . . . . . . . .        27,996,755        698,146
                                                                                                   ------------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions from net realized gains ($0.10774 and $2.33300 per share, respectively)  . .          (180,673)      (804,135)*
                                                                                                   ------------    -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (5,621,838 and 1,372,478 shares, respectively) . . . . . . . .       120,000,924     23,044,593
   Net asset value of shares issued in distributions (10,418 and 48,203 shares, respectively)           177,002        786,353
   Cost of shares redeemed (555,714 and 61,143 shares, respectively)  . . . . . . . . . . . .       (12,137,304)    (1,011,658)
                                                                                                   ------------    -----------
      Net increase in net assets derived from Fund share activities   . . . . . . . . . . . .       108,040,622     22,819,288
                                                                                                   ------------    -----------
      TOTAL INCREASE    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       135,856,704     22,713,299

NET ASSETS AT THE BEGINNING OF THE YEAR   . . . . . . . . . . . . . . . . . . . . . . . . . .        29,085,873      6,372,574
                                                                                                   ------------    -----------
NET ASSETS AT THE END OF THE YEAR   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $164,942,577    $29,085,873
                                                                                                   ============    ===========

* The distribution from net realized gains includes $404,325 of ordinary income, of which 17.8% is eligible for the corporate dividends received deduction.


 The accompanying notes to financial statements are an integral part of these statements.





                                        13          BRANDYWINE BLUE FUND, INC.

                           BRANDYWINE BLUE FUND, INC.
                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                          ---------Years Ended September 30,---------
                                                                           1995         1994        1993        1992       1991+
                                                                          ------       ------      ------      ------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  . . . . . . . . . . . . . . . .     $17.18       $19.11      $12.95      $13.09      $10.01

Income from investment operations:
  Net investment income (loss)  . . . . . . . . . . . . . . . . . . .       0.00         0.04       (0.06)      (0.04)       0.03
  Net realized and unrealized gains on investments  . . . . . . . . .       7.30         0.36        6.22        0.52        3.05
                                                                          ------       ------      ------      ------      ------

Total from investment operations  . . . . . . . . . . . . . . . . . .       7.30         0.40        6.16        0.48        3.08

Less distributions:
  Dividend from net investment income . . . . . . . . . . . . . . . .        --           --          --        (0.03)        --
  Distributions from net realized gains . . . . . . . . . . . . . . .      (0.11)       (2.33)        --        (0.59)        --
                                                                          ------       ------      ------      ------      ------

Total from distributions  . . . . . . . . . . . . . . . . . . . . . .      (0.11)       (2.33)        --        (0.62)        --
                                                                          ------       ------      ------      ------      ------

Net asset value, end of period  . . . . . . . . . . . . . . . . . . .     $24.37       $17.18      $19.11      $12.95      $13.09
                                                                          ======       ======      ======      ======      ======

Total Investment Return . . . . . . . . . . . . . . . . . . . . . . .       42.8%         2.8%       47.6%        4.0%       45.1%*

Ratios/Supplemental Data:
  Net assets, end of period (in 000's $)  . . . . . . . . . . . . . .    164,943       29,086       6,373       4,270       3,975
  Ratio of expenses (after reimbursement) to average net assets** . .       1.31%        1.80%       2.00%       2.00%       1.97%*
  Ratio of net investment (loss) income to average net assets***  . .      (0.44%)       (0.4%)      (0.6%)      (0.3%)       0.6%*
  Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . .      174.1%       220.3%      144.3%      191.9%      115.3%*

  + For the period from January 10, 1991 (commencement of operations) to September 30, 1991.

  *  Annualized.

 ** Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 2.09% and 2.44% for the years ended September 30, 1993 and 1992, respectively, and 3.00%* for the period ended September 30, 1991.

*** The ratio of net investment income (loss) prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 1993 and 1992 and for the period ended September 30, 1991 would have been (0.7%), (0.7%) and (0.5%)*, respectively.


 The accompanying notes to financial statements are an integral part of this statement.

                         -----------------------------

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 1995

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Blue Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940. The Fund was incorporated under the laws of Maryland on November 13, 1990.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are com-puted on the basis of the cost of specific certificates.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.





BRANDYWINE BLUE FUND, INC.              14

                           BRANDYWINE BLUE FUND, INC.
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                               September 30, 1995

(2)  INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND
     TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, Inc. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, are distributed to shareholders. On October 26, 1995, the Fund is expected to distribute $6,929,543 from ordinary income (approximately $1.01 per share) and $954,707 from net long-term realized gains (approximately $0.14 per share). The distributions will be paid on October 27, 1995 to shareholders of record on October 25, 1995. The percentage of income which is eligible for the corporate dividend received deduction for this income distribution is 5%.

(4)  DEFERRED EXPENSES

     Organizational expenses were deferred and are being amortized on a straight-line basis over a period of not more than five years beginning with the date of sales of shares to the public. These expenses were advanced by the Adviser who will be reimbursed by the Fund over a period of not more than five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses at September 30, 1995 were $1,550.

(5)  INVESTMENT TRANSACTIONS

     For the year ended September 30, 1995, purchases and proceeds of sales of investment securities (excluding short-term investments) were $229,238,466 and $115,679,558, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of September 30, 1995, liabilities of the Fund included the following:

     Payable to brokers for
       investments purchased  . . . . . . .   $  5,371,591
     Payable to Adviser for management
       fees and deferred expenses   . . . .        136,270
     Other liabilities  . . . . . . . . . .         63,318

(7)  SOURCES OF NET ASSETS

     As of September 30, 1995, the sources of net assets were as follows:

     Fund shares issued and outstanding . .   $134,630,757
     Net unrealized appreciation
       on investments   . . . . . . . . . .     22,427,570
     Undistributed net realized gains
       and losses   . . . . . . . . . . . .      7,884,250
                                              ------------
                                              $164,942,577
                                              ============

     Aggregate net unrealized appreciation as of September 30, 1995 consisted of the following:

     Aggregate gross
       unrealized appreciation  . . . . . .   $ 24,343,456
     Aggregate gross unrealized
       depreciation   . . . . . . . . . . .     (1,915,886)
                                              ------------
     Net unrealized appreciation  . . . . .   $ 22,427,570
                                              ============



DON'T PANIC. . .

         when you see your October 26 Fund quote in the newspapers. That day you will receive a dividend of APPROXIMATELY $1.15 per share -- $1.01 in short-term capital gains (treated as ordinary income) and $0.14 in long-term capital gains -- so your quote will be reduced accordingly.

         WHILE INCOME TAX WILL HAVE TO BE PAID FOR THIS YEAR ON THE DISTRIBUTION, IT WILL NOT HAVE TO BE PAID LATER ON THIS SAME AMOUNT IF AND WHEN THE SHARES ARE REDEEMED.

         Shares purchased on or after October 26, 1995 will not receive the distribution and will not incur the consequent tax liability. However, any investor who delays his purchase to avoid the distribution will forego any appreciation which may occur in the interim.

         Consult with your accountant to calculate how much the Fund would have to gain before offsetting any advantages of deferring purchase. This would depend on your particular tax situation.





                                        15          BRANDYWINE BLUE FUND, INC.

MARKET CAP . . .

         The most notable shift in your market capitalization occurred in the $1 to $5 billion category. Fueled primarily by new purchases in Halliburton Company, Frontier Corp., Integrated Device, and Adaptec, and a $2 million additional purchase in Dell Computer, this group rose from 55.0 percent in June to 64.3 percent of your total assets this quarter.

         Substantial gains in existing holdings in this group also contributed to this growth. Xilinx, Inc. and Green Tree Financial were each up 37 percent, and Cirrus Logic jumped 60 percent during the quarter.

         Large cap holdings of $5 billion and over dropped slightly from 29.5 percent in June to 25.5 percent. The sale of your $3 million position in IBM was the main factor causing this change.

         Your companies below $1 billion fell from 13.1 percent to 9.3 percent during the quarter.

                     YOUR COMPANIES' MARKET CAPITALIZATION

[PIE CHART]

$1 TO $5 BILLION            64.3%
BELOW $1 BILLION            9.3%
CASH                        0.9%
$5 BILLION AND OVER  -      25.5%

                               BOARD OF DIRECTORS

[PHOTO OF JOHN E. BURRIS]                  [PHOTO OF FOSTER S. FRIESS]                    [PHOTO OF STIG RAMEL]
     John E. Burris                              Foster S. Friess                               Stig Ramel
        Chairman                                    President                                Former President
   Burris Foods, Inc.                        Friess Associates, Inc.                         Nobel Foundation
    Milford, Delaware                            Jackson, Wyoming                           Stockholm, Sweden


                                (800) 656-3017

Investment Adviser: FRIESS ASSOCIATES, INC.         Independent Accountants: PRICE WATERHOUSE LLP
Custodian, Transfer Agent: FIRSTAR TRUST COMPANY                   Legal Counsel: FOLEY & LARDNER

   OFFICERS: Foster S. Friess, President and Treasurer; Clarke Adams, Vice President; William F. D'Alonzo, Vice President; Carl S. Gates, Vice President;
      Paul R. Robinson, Vice President; and Lynda J. Campbell, Secretary

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Brandywine Blue Fund unless accompanied or preceded by the Fund's current prospectus.

Report editor: Lynda J. Campbell, Paul R. Robinson  Report Staff: Margaret Barton, Rebecca A. Buswell, Jennifer Fidance





BRANDYWINE BLUE FUND, INC.              16